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                                                                   Exhibit 10.43

                                                             960 Turnpike Street
                                                                Canton, MA 02021
                                                                  (781) 821-4152


December 14, 1999

Via Facsimile Federal Express
-----------------------------

Mr. Jay Silverstein
Enviro-zyme International, Inc.
P.O. Box 169
Stormville Mountain Road
Stormville, NY 12582

Dear Mr. Silverstein:

     Pursuant to the option to renew and extend the lease agreement dated January 6, 1997 between Geerlings & Wade, Inc. ("Tenant") and Enviro-zyme International, Inc. (the "Lease"), Tenant hereby renews and extends the Lease for a period of three (3) years at the annual rent as defined in the Lease. Please acknowledge acceptance of this exercise of the option to renew and extend the Lease by signing and dating below and sending me back an original.

      Please do not hesitate to call me at (781) 821-4152 ext. 3026 if you have any questions.

                                               Very truly yours,

                                               /s/ David Pearce

                                               David Pearce
                                               Vice President and Chief
                                               Financial Officer


Agreed and acknowledged by:

Enviro-zyme International, Inc.


/s/ Jay Silverstein           12/17/99
-------------------           Date
Jay Silverstein
President
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                    ENVIRO-ZYME INTERNATIONAL, Incorporated
                                 P.O. BOX 169
                          STORMVILLE, NEW YORK 12582





December 18, 1999

Mr. David Pearce
Vice President and Chief Financial Officer
Geerlings & Wade
960 Turnpike Street
Canton, MA 02021

Dear Mr. Pearce:

As per the lease agreement dated between Geerlings & Wade Incorporated ("Tenant") and Enviro-Zyme International, Incorporated ("Leasee") does hereby accept the Tenants option to rent such lease. Furthermore, as per such lease, item #1(b), states that the annual rent will be increased by the "cumulative increase calculated by taking the increase in the New York/New Jersey Consumer Price Index". From March l, 1997 through November 30, 1999 the Consumer Price Index has risen 4.7%, which converts to an annual rent increase of $4,573.38. The annual rent will be adjusted on March l, 2000 from $97,305.94 to $101,879.32. The annual rent will be paid in 12 monthly installments of $8,489.94. Please acknowledge your understanding and confirmation of this rent increase no later than December 27, 1999.

Very truly yours,

/s/ Jay Silverstein

Jay Silverstein
President

JS/ts